SUPPLEMENT DATED APRIL 7, 2008
TO

PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR FREEDOM NY,
COLUMBIA ALL-STAR NY, AND COLUMBIA ALL-STAR EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective June 1, 2008, the names of the following investment options will be changed to:

Old Name	New Name

Wanger U.S. Smaller Companies	Wanger USA

Wanger International Small Cap	Wanger International

Please retain this supplement with your prospectus for future reference.

SLNY(WANGER) 4/08